Exhibit 99.1

Worksport Ltd. Successfully Closes $10 Million Regulation A Funding; Launch-Ready and Fully Capitalized for Early 2026 Cash Flow Positivity

Offering complete with capital overhang removed; $4.50 warrants provide future success-based capital as Worksport targets Q4 flagship launches and growth execution.

West Seneca, New York, October 15, 2025 – Worksport Ltd. (NASDAQ: WKSP) (“Worksport” or the “Company”), a U.S.-based innovator in advanced manufacturing and distributed clean energy technologies, serving both consumer and industrial markets, today announced the successful completion of its $10 million Regulation A offering, a major milestone that removes near-term capital uncertainty and positions the Company to accelerate product launches and operational growth initiatives across its clean-energy and automotive divisions.

The four-month long offering drew strong participation from new retail and family office investors, featuring $4.50 warrants with no broker fees, resets, or ratchets. These instruments represent success-based growth capital, becoming exercisable only as Worksport’s valuation rises through continued execution and value creation.

Digital Offering, LLC (“Digital Offering”) acted as the lead selling agent for the offering along with Deal Maker Securities as selling agent.

Chief Executive Officer (CEO) Statement

“Completing this offering is a defining moment for Worksport,” said Steven Rossi, CEO of Worksport. “We’ve attracted new investors, increased market visibility, and secured the capital to launch our flagship clean-energy products. This funding propels Worksport into its next phase of growth and, we believe, positions us to achieve cash-flow positivity as we execute on our vision of sustainable, U.S.-made innovation.”

Advancing Commercialization and Execution

Proceeds from the offering are being strategically deployed to complete the commercial rollout of Worksport’s flagship COR™ portable power system and SOLIS™ solar tonneau cover, both expected to launch in the fourth quarter of 2025. These milestones mark Worksport’s transition from a development-stage innovator into an execution-focused, revenue-generating company.

The Company believes the newly raised capital is sufficient to fund new product commercialization and support growth to cash-flow positivity. Worksport remains on schedule to announce official launch dates, specifications, and pricing within the next few weeks as it scales production and expands its dealer network to meet rising demand.

Building Momentum Toward Profitability

This funding milestone builds on Worksport’s strong operational momentum through 2025. The Company recently achieved its fourth consecutive monthly sales record, with gross margins reaching 31%, one quarter ahead of schedule. Supported by growing business-to-business (B2B) adoption and expanding U.S. manufacturing efficiencies, Worksport is progressing along a clear path toward sustained profitability and long-term value creation.

Stay tuned for more information and join our mailing list to stay up to date with the latest: Join Worksport’s Newsletter.

Contacts

Investor Relations, Worksport Ltd. T: 1 (888) 554-8789-128

W: investors.worksport.com W: www.worksport.com E: investors@worksport.com

Connect with Worksport Chief Executive Officer, Steven Rossi

Steven Rossi X (Twitter)

Steven Rossi LinkedIn

About Worksport

Worksport Ltd. (Nasdaq: WKSP), through its subsidiaries, designs, develops, manufactures, and owns the intellectual property on a variety of tonneau covers, solar integrations, portable power systems, and clean heating & cooling solutions. Worksport has an active partnership with Hyundai for the SOLIS Solar cover. Additionally, Worksport’s hard-folding cover, designed and manufactured in-house, is compatible with all major truck models and is gaining traction with newer truck makers including the electric vehicle (EV) sector. Worksport seeks to capitalize on the growing shift of consumer mindsets towards clean energy integrations with its proprietary solar solutions, mobile energy storage systems (ESS), and Cold-Climate Heat Pump (CCHP) technology. Terravis Energy’s website is terravisenergy.com.

Connect with Worksport

Please follow the Company’s social media accounts on X (previously Twitter), Facebook, LinkedIn, YouTube, and Instagram, the links of which are links to external third-party websites, as well as sign up for the Company’s newsletters at investors.worksport.com.

About Digital Offering:

Digital Offering, LLC (“Digital Offering”) is a next-generation investment bank and a leader in crowd-financed public offerings. The firm partners with high-quality private and public growth companies to access U.S. capital markets and achieve their growth objectives. With a strong focus on technology and innovation, Digital Offering applies traditional investment banking best practices to the Jumpstart Our Business Startups (JOBS) Act to maximize deal awareness and connect issuers with the right investors. Digital Offering’s website is www.digitaloffering.com.

Social Media Disclaimer

The Company does not endorse, ensure the accuracy of, or accept any responsibility for any content on these third-party websites other than content published by the Company. Investors and others should note that the Company announces material financial information to our investors using our investor relations website, press releases, Securities and Exchange Commission (SEC”) filings, and public conference calls and webcasts. The Company also uses social media to announce Company news and other information. The Company encourages investors, the media, and others to review the information the Company publishes on social media. The Company does not selectively disclose material non-public information on social media. If there is any significant financial information, the Company will release it broadly to the public through a press release or SEC filing prior to publishing it on social media.

Forward-Looking Statements

The information contained herein may contain “forward-looking statements.” Forward-looking statements reflect the current view about future events. When used in this press release, the words “anticipate,” “believe,” “estimate,” “scheduled,” “expect,” “future,” “intend,” “plan,” “project,” “envisioned,” “should,” or the negative of these terms and similar expressions, as they relate to us or our management, identify forward-looking statements. These statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial situation may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the following: (i) supply chain delays; (ii) acceptance of our products by consumers; (iii) delays in or nonacceptance by third parties to sell our products; and (iv) competition from other producers of similar products. More detailed information about the Company and the risk factors that may affect the realization of forward-looking statements is set forth in the Company’s filings with the SEC, including, without limitation, our latest Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q. Investors and security holders are urged to read these documents free of charge on the SEC’s web site at www.sec.gov. As a result of these matters, changes in facts, assumptions not being realized or other circumstances, the Company’s actual results may differ materially from the expected results discussed in the forward-looking statements contained in this press release. The forward-looking statements made in this press release are made only as of the date of this press release, and the Company undertakes no obligation to update them to reflect subsequent events or circumstances.